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                                                                    EXHIBIT 10.2

                             SECOND AMENDMENT OF THE

                         COMMUNITY HEALTH SYSTEMS, INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

      WHEREAS, Community Health Systems, Inc. (the "Company") has previously established and currently maintains the Community Health Systems, Inc. Supplemental Executive Retirement Plan, as previously amended (the "Plan"); and

      WHEREAS, the Board of Directors believes it is in the best interest of the Company for sponsorship and liabilities of the Plan to be assumed by CHS/Community Health Systems, Inc., effective May 25, 2005; and

      WHEREAS, the Company has retained the right to amend the Plan in Section
11.1 of the Plan;

      NOW, THEREFORE, the Plan is hereby amended as follows, effective May 25, 2005:

1. CHS/Community Health Systems, Inc. is the sponsor of the Plan, and all rights, powers and obligations under the terms of the Plan of "Company" as sponsor of the Plan shall be deemed to be the rights, powers and obligations of CHS/Community Health Systems, Inc.

2. The name of the Plan is hereby changed to the "CHS/Community Health Systems, Inc. Supplemental Executive Retirement Plan."

3. Except as otherwise provided in this Second Amendment, the Plan shall remain in full force and effect.

      SIGNED this 25th day of May, 2005.

                                         COMMUNITY HEALTH SYSTEMS, INC.

                                         By: /s/ Wayne T. Smith
                                             -----------------------------------
                                         Wayne T. Smith, Chairman, President and
                                         Chief Executive Officer

                                         CHS/COMMUNITY HEALTH SYSTEMS, INC.

                                         By: /s/ W. Larry Cash
                                             -----------------------------------
                                         W. Larry Cash, Executive Vice President
                                         and Chief Financial Officer